UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Crexendo, Inc.
1615 South 52nd Street
Tempe, Arizona 85281
  _____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 22, 2018

The annual meeting of shareholders of Crexendo, Inc. will be held at our corporate headquarters located at 1615 South 52nd Street, Tempe, AZ, 85281 on June 22, 2018 at 2:00 p.m., local time.

The purpose of the meeting is to consider, discuss and vote upon the following proposals:

●
To consider and vote upon a proposal to ratify the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our year ending December 31, 2018;

●
To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

The proposal described above is more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on May 7, 2018 may vote at the meeting or any adjournment or postponement of the meeting.

Your vote is important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.

By order of our Board of Directors,

By:	/s/ Jeffrey G. Korn
Jeffrey G. Korn, Secretary
May 8, 2018

Crexendo, Inc.
1615 South 52nd Street
Tempe, Arizona 85281
_____________________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To be held June 22, 2018
_____________________

SOLICITATION AND REVOCABILITY OF PROXY
General

We are furnishing you this proxy statement in connection with the solicitation by our Board of Directors of proxies from holders of outstanding shares of our common stock, to be voted at our annual meeting of shareholders to be held on June 22, 2018 at 1615 South 52nd Street, Tempe, AZ, 85281, at 2:00 p.m. local time, and at any and all postponements or adjournments thereof. This proxy statement and the enclosed form of proxy card are being first mailed or made available to our shareholders on or about May 8, 2018.

The purpose of the meeting is to consider, discuss and vote on the following proposals:

●
To consider and vote upon a proposal to ratify the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our year ending December 31, 2018;

●
To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

We use several abbreviations in this proxy statement. We may refer to our company as “us,” “we,” “Crexendo” or the “company.” The term “meeting” generally refers to our 2018 Annual Meeting of Shareholders and references to our “Board” refer to our Board of Directors.

The enclosed annual report to shareholders is not to be regarded as proxy soliciting material. If you would like an additional copy of the enclosed annual report, please contact us at 1615 South 52nd Street, Tempe, AZ, 85281, Attn: Investor Relations, telephone: (602) 714-8500.

Record Date and Voting Securities

Our Board has fixed the close of business on May 7, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of our common stock on May 7, 2018 (the “Record Date”) are entitled to vote at the meeting. If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee. Each holder of record of our common stock at the close of business on the Record Date is entitled to one vote per share on each matter to be voted upon by our shareholders at the meeting. As of the Record Date there were 14,297,943 shares of common stock issued and outstanding.

Voting and Revocability of Proxies

Our Board is soliciting the accompanying proxy for use at the meeting. Shareholders of record as of the Record Date can vote their proxy via one of three ways. It is not necessary to mail your proxy card if you are voting by internet or fax. If you have questions in regards to your proxy, or need assistance in voting, please contact our independent proxy tabulator, Issuer Direct Corp. at 866.752.8683, proxy@iproxydirect.com.

VOTE BY MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
VOTE BY FAX: Please mark, sign and date this proxy card promptly and fax to 202-521-3464.
VOTE BY INTERNET: www.iproxydirect.com/CXDO

If you submit a proxy using one of the methods described above, your proxy may be revoked at any time prior to its use by: (1) delivering to our secretary a signed notice of revocation or a later dated proxy, (2) attending the meeting and voting in person, or (3) giving notice of revocation of the proxy at the meeting. Attendance at the meeting will not in itself constitute the revocation of a proxy. Prior to the meeting, any written notice of revocation should be sent to Crexendo, Inc., 1615 South 52nd Street, Tempe, AZ, 85281 Attention: Corporate Secretary. Any notice of revocation that is delivered at the meeting should be hand delivered to our corporate secretary before the vote is taken. A stockholder may be requested to present identification documents for the purpose of establishing such stockholder’s identity. The last valid vote you submit chronologically will supersede your prior vote(s).

Shares of our common stock, represented by properly executed proxies, will be voted in accordance with the instructions indicated on such proxies. If no specific instructions are given, the shares will be voted FOR ratification of the appointment of Urish Popeck & Co., LLC to serve as our independent registered public accounting firm for our year ending December 31, 2018. In addition, if other matters come before the meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. We are not aware of any other matters to be submitted to a vote of shareholders at the meeting.

One or more inspectors of election, duly appointed for that purpose, will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except as needed to permit the inspector to tabulate and certify the votes, or as is required by law.

Quorum, Voting Requirements and Effect of Abstentions and Broker Non-Votes

At the meeting, the inspector of election will determine the presence of a quorum and tabulate the results of the voting by shareholders. The holders of a majority of the total number of outstanding shares of our common stock that are entitled to vote at the meeting (at least 7,148,972 shares) must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the meeting. Shares of our common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

Approval of the proposal to ratify the appointment of Urish Popeck & Co., LLC to serve as our independent registered public accounting firm for the year ending December 31, 2018 requires that the votes cast in favor of the proposal must exceed the votes cast against the proposal. Abstentions and broker “non-votes” will not affect the outcome of the vote on those two proposals. A broker ‘‘non-vote’’ is not counted for purposes of approving a proposal. Stockholders have no dissenters’ or appraisal rights in connection with the proposals to be presented at the meeting.

Expense of Solicitation of Proxies

We will pay the cost of soliciting proxies for the meeting. In addition to solicitation by mail, our directors, officers and employees, without additional pay, may solicit proxies by telephone, telecopy, e-mail or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and we will reimburse them for their expenses in so doing.

_____________________
PROPOSAL I
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
_____________________

At the meeting we will ask our stockholders to ratify the appointment of Urish Popeck & Co., LLC (“Urish Popeck”) as our independent registered public accounting firm to audit our consolidated financial statements as of and for the year ending December 31, 2018. A representative of Urish Popeck may be present at the meeting, and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Stockholder ratification of the selection of Urish Popeck as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, our Board is submitting the selection of Urish Popeck to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Urish Popeck as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Approval of the proposal to ratify the appointment of Urish Popeck to serve as our independent registered public accounting firm for the year ending December 31, 2018 requires that the votes cast in favor of the proposal at the meeting must exceed the votes cast against the proposal.

The Board recommends a vote “FOR” the proposal to ratify the appointment of Urish Popeck as our independent registered public accounting firm for the year ending December 31, 2018.

AUDIT COMMITTEE REPORT

In accordance with the Audit Committee Charter adopted by our Board on March 23, 2004 and amended and restated on August 9, 2006, the Audit Committee is responsible for reviewing and discussing our audited financial statements with management, discussing information with our independent registered public accounting firm relating to such firm’s judgments about the quality of our accounting policies and practices, recommending to our Board that the audited financials be included in our Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of such firm’s services and activities. Currently the Audit Committee is comprised of Goergen, Puri and Williams. Our Board has determined that each of these persons is independent. The Audit Committee Charter is in compliance with all regulatory requirements, and is published on our website.

Our management has the primary responsibility for our financial statements as well as our financial reporting process, policies and internal controls. Our independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the fair presentation of such financial statements in accordance with U.S. generally accepted accounting principles. Our Audit Committee is responsible for, among other things, reviewing the results of the audit engagement with our independent registered public accounting firm; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of our independent registered public accounting firm; reviewing the fees of such firm; and recommending the engagement of our independent registered public accounting firm to the full Board.

In this context, the Audit Committee reviewed and discussed our audited financial statements as of and for the year ended December 31, 2017 with management and our independent registered public accounting firm. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee received written confirmation, in accordance with standards of the Public Company Accounting Oversight Board, and discussed with our independent registered public accounting firm their independence from our company. The Audit Committee has also considered whether such firm’s provision of non-audit services to us is compatible with maintaining such firm’s independence.

The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by our management of and by our independent registered public accounting firm. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, policies and internal controls, that our financial statements are accurate, that the audit of such financial statements has been conducted in accordance with the standards of the Public Company Accounting Oversight Board or that our independent registered public accounting firm meets the standards for auditor independence.

Based on the review and discussions above, the Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017. The Audit Committee also selected Urish Popeck as Crexendo’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Board of Directors is recommending that the stockholders ratify this selection at the Annual Meeting.

Members of the Audit Committee

David Williams, Chairman
Todd Goergen
Anil Puri

The above report of the Audit Committee will not be deemed to be incorporated by reference to any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the same by reference.

Fees of Independent Registered Public Accounting Firm

We have set forth below the aggregate fees billed for professional services rendered by Urish Popeck for the years ended December 31, 2017 and 2016 and Deloitte for the year ended December 31, 2016. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees (1) (audit of our annual financial statements, review of our quarterly financial statements, review of our SEC filings and correspondence with the SEC)	$105,000	$145,092
Tax Fees (2)	35,000	47,408
Administrative Fees on Audit and Tax (3)	22,356	24,188

(1)
Audit Fees: Fees billed by our audit firm for professional services rendered for the audit and reviews of our financial statements filed with the SEC on Forms 10-K and 10-Q, and reviews of our correspondence with the Securities and Exchange Commission.
(2)
Tax Fees: Fees billed for the preparation of federal and state income tax returns and other tax consultation services. Fee reported for the year ended December 31, 2017 is based on the signed engagement letter.
(3)
Administrative Fees on Audit and Tax: Out-of-pocket expenses including administrative and travel fees.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally provides for the pre-approval of the scope of and fees for services in the defined categories of audit services, audit-related services, and tax services. Pre-approval is usually provided by the Audit Committee on a project-by-project basis before the independent registered public accounting firm is engaged to provide that service, and for de minimus projects only, pre-approval is provided with a not-to-exceed fee level determined for a group of such de minimus projects. The pre-approval of services may be delegated to the Chairman of the Audit Committee, but the decision must be reported to and ratified by the full Audit Committee at its next meeting.

Change in Principal Audit Firm

On October 4, 2016, the Audit Committee approved the engagement of Urish Popeck & Co., LLC (“UPCO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2016, effective immediately, and dismissed Deloitte & Touche LLP (“Deloitte”) as the Company's independent registered public accounting firm.

Deloitte’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015, and 2014, and the subsequent interim periods through October 4, 2016, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

During the fiscal years ended December 31, 2015, and 2014, and the subsequent interim periods through October 4, 2016, neither the Company nor anyone acting on its behalf has consulted with UPCO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that UPCO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth, as of May 7, 2018, the number of shares of our common stock beneficially owned by each of the following persons and groups and the percentage of the outstanding shares owned by each person and group including: (i) each person who is known by us to be the owner of record or beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each director and nominee; (iii) each of our NEO’s; and (iv) all of our current directors and executive officers as a group.

With respect to certain of the individuals listed below, we have relied upon information set forth in statements filed with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934. Except as otherwise noted below, the address of each person identified in the following table is c/o Crexendo, Inc., 1615 South 52nd Street, Tempe, Arizona, 85281.

Name of Beneficial Owner	Shares Owned	Number of Outstanding Warrants and Options (1)	Total Beneficial Ownership (2)	Percent of Class Beneficially Owned
Steven G. Mihaylo	10,090,906	675,000	10,765,906	71.9%
Todd Goergen	360,000	117,499	477,499	3.3%
Jeffrey Bash	135,000	77,499	212,499	1.5%
David Williams	20,000	117,499	137,499	1.0%
Anil Puri	3,501	137,499	141,000	1.0%
Doug Gaylor	3,500	463,739	467,239	3.2%
Ron Vincent	-	302,908	302,908	2.1%
All current directors and executive officers as a group (7 persons)	10,612,907	1,891,643	12,504,550	77.2%

(1)
Reflects warrants or options that will be exercisable or vested, as the case may be, as of May 7, 2018, or within 60 days thereafter.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based upon 14,297,943 shares of common stock outstanding on May 7, 2018. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following May 7, 2018 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on a review of reports and representations submitted to us, all reports regarding beneficial ownership of our securities required to be filed under Section 16(a) for the year ended December 31, 2017 were timely filed, except for the following:

1.
Mr. Steven G. Mihaylo’s March 24, 2017 stock purchase Form 4 was not filed until March 29, 2017 due to clerical error.

BOARD OF DIRECTORS

Set forth in the table below are the names, ages and positions of each Director on our Board. None of our directors or executive officers has any family relationship to any other director or executive officer.

Name	Age	Position
Steven G. Mihaylo	74	Chairman of the Board, Chief Executive Officer
Jeffrey P. Bash	76	Director
Anil Puri	68	Director
David Williams	62	Director
Todd Goergen	45	Director

Set forth below is a brief description of the business experience for at least the previous five years of our director:

Steven G. Mihaylo

Mr. Mihaylo was appointed our Chief Executive Officer in 2008 and Chairman of the Board in November 2010. Mr. Mihaylo is the former Chairman and Chief Executive Officer of Inter-Tel, Incorporated (“Inter-Tel”), which he founded in 1969. Mr. Mihaylo led the Inter-Tel revolution from providing business telephone systems to offering complete managed services and software that help businesses facilitate communication and increase customer service and productivity. Before selling Inter-Tel for nearly $750 million in 2007, he grew the business to nearly $500 million in annual revenue. Mr. Mihaylo led the development of Inter-Tel from providing business telephone systems to offering complete managed services and software that helped businesses facilitate communication and increase customer service and productivity. The Board nominated Mr. Mihaylo to the Board in part because he is the Chief Executive Officer of the Company and has more than 40 years of experience in the industry.

Mr. Mihaylo was awarded an honorary PhD from California State University - Fullerton and received a Bachelor of Arts in Business Administration in Accounting & Finance from California State University, Fullerton in 1969. Mr. Mihaylo has served on boards of numerous community organizations including the Arizona Heart Foundation, Junior Achievement of Arizona, Arizona Museum of Science and Technology and the Arizona State University College of Business Dean’s Council of 100. Committed to education, Mr. Mihaylo is involved with the Karl Eller College of Management at the University of Arizona and has served on the advisory board of Junior Achievement of Central Arizona for over 25 years, as a member of the board of directors, as well as being a member of the Big Bear High School Education Foundation, and is on the Dean’s Advisory Board of California State University - Fullerton.

David Williams

Mr. Williams has been a director of the company since May 2008.  Since 2008, Mr. Williams has served as the Chairman and Chief Executive Officer at Equity Capital Management Corp, which provides asset management, tax consulting and financing for real estate investors.  From 1996 to 2008, Mr. Williams acted as an independent consultant in taxation, real estate transactions and venture capital. Mr. Williams served as Chief Financial Officer and tax counsel at Wilshire Equities Corp., from 1987 to 1990 and as President from 1990 to 1996. From 1980 to 1987, Mr. Williams rose from a junior staff member to director position at Arthur Young & Co., a public accounting firm.   The Board recognizes Mr. Williams' business, finance and tax experience and values his contributions to Board discussions and to the Company.  Mr. Williams is a certified public accountant in California, Nevada and Washington, and holds a juris doctorate degree in law and taxation from the McGeorge Law School at University of the Pacific. Mr. Williams graduated from Stanford University with a Masters of Science degree in engineering finance and a Bachelor of science degree in biological science with honors.

Todd Goergen

Mr. Goergen has been a director of the company since November 2006 and served as Chairman of the Board from August 2007 to November 2010. Mr. Goergen has served as Managing Member of Ropart Asset Management, LLC (“RAM”) since 2001. RAM makes direct investments in small to mid-size companies. In addition, Mr. Goergen is a Managing Member of Ropart Investments, LLC, a private investment partnership. Between 1999 and 2000, Mr. Goergen was the Director of Acquisitions and Corporate Development at Blyth, Inc., a designer and direct marketer of home decorative and fragrance products. From 1994 to 1999, Mr. Goergen was an Associate/Analyst in the Mergers and Acquisitions Group of Donaldson, Lufkin & Jenrette, an investment banking firm. The Board recognizes the breadth and depth of Mr. Goergen’s considerable business and investment experience. The Board values Mr. Goergen’s prior contributions as Chairman of the Board and the insights and skills he brings to Board discussions. Mr. Goergen received his degree in economics and political science in 1994 from Wake Forest University. Mr. Goergen is the Chairman of Digital Traffic Systems, Inc., a business consulting firm, and Chairman of the Board of Visalus Holdings, LLC, a producer and marketer of weight management and nutritional supplements.

Jeffrey P. Bash

Mr. Bash has been a long time investor in Crexendo and has extensive investing and corporate finance experience.  From 2008 to the present Bash has also worked as a consultant to the private equity firm, General Pacific Partners, LLC of Newport Beach, CA, providing strategic planning, corporate finance, structure, analysis, research and report writing services; including advisory services, where needed, to Good Works Recovery, LLC, a private provider of sober living housing and programs, and similar entities.  Since 2006, Bash has been a private investor and advocate for stockholder interests with both managements and Boards.  Prior to 2006, Bash was a Corporate Vice President & Actuary for New York Life Insurance Company, becoming a Fellow of the Society of Actuaries (FSA) from 1970 until his retirement in 1995.  He has also been a Vice President of private, family-owned Richmont Corporation of Dallas, TX, providing corporate finance services.  Mr. Bash received his Bachelor of Arts degree in mathematics from Oberlin College.

Anil Puri

Dr. Puri is the Dean of the College of Business and Economics at California State University, Fullerton and director of the Woods Center for Economic Analysis and Forecasting. Prior to becoming Dean in 1998, Dr. Puri was department chair and professor of economics at California State University, Fullerton. Dr. Puri is a noted economist and scholar who has served as the Executive Vice President of the Western Economic Association International, the second largest professional association of economists in the United States and is a member of the American Economic Association, and the National Association of Business Economists. Dr. Puri brings to the Board extensive business and financial experience. Dr. Puri has previously served and counseled public boards and he is a panel member of the National Association of Business Economists' Survey of Economic Conditions.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Board Meetings

During the year ended December 31, 2017, our Board met seven times. Each director attended at least 75% of the aggregate of the total number of meetings of our Board and the total number of all meetings held by committees on which he served during the year ended December 31, 2017. All of our directors are invited, but not required, to attend the annual meeting. Our Chairman of the Board and major shareholder, Mr. Mihaylo attended the 2017 annual meeting.

Information about Committees of our Board of Directors

Our Board of Directors has established three committees, the Audit Committee, comprised of Messrs. Williams (chairman), Goergen and Dr. Puri, the Compensation Committee comprised of Messrs. Goergen (chairman) and Bash, and the Nominating Committee, comprised of Messrs. Bash (chairman), Goergen, and Williams. Our Board of Directors has determined that each of these persons is “independent” under the rules of the OTCQX Marketplace and applicable regulatory requirements.

Audit Committee

Mr. Williams serves as Chairman of our Audit Committee. Our Audit Committee held four meetings during the year ended December 31, 2017 and operates under a charter adopted by our Board on March 23, 2004 and amended and restated on August 9, 2006. The charter is available on our website at www.crexendo.com. Our Audit Committee is responsible for reviewing and discussing our audited financial statements with management, discussing information with our auditors relating to the auditors' judgments about the quality of our accounting policies and procedures, recommending to our Board that the audited financials be included in our Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities.

Our Board of Directors has determined that David Williams, Chairman of our Audit Committee, is an audit committee financial expert as defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended. No Audit Committee member serves on more than three publicly-traded companies.

Compensation Committee

Mr. Goergen serves as Chairman of our Compensation Committee. The Compensation Committee held one meeting during the year ended December 31, 2017 and evaluates the performance of executives, pursuant to the Compensation Committee Charter, a copy of which is posted on our website at www.crexendo.com. The Compensation Committee has decision-making authority with respect to the compensation of our named executive officers, including our Chief Executive Officer. The Committee also administers our long-term incentive plans and has decision-making authority with respect to stock option grants to employees.

In carrying out its responsibilities, the Compensation Committee may engage outside consultants as it determines to be appropriate. The Compensation Committee did not retain a compensation consultant during the year ended December 31, 2017.

Nominating Committee

Mr. Bash serves as the Chairman of our Nominating Committee. Our Nominating Committee, which held one meeting since our last annual meeting, reviews and suggests candidates for election or appointment to our Board, and operates pursuant to our Nominating Committee Charter, a current copy of which is posted on our website at www.crexendo.com. Our Nominating Committee may attempt to recruit persons who possess the appropriate skills and characteristics required of members of our Board. Our Nominating Committee may use any reasonable means for recruitment of potential members including their own expertise or the use of one or more third-party search firms to assist with this purpose.

In the course of reviewing potential director candidates, the Nominating Committee considers nominees recommended by our shareholders. When considering a potential candidate for service as a director, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria approved by our Board, all facts and circumstances that the Nominating Committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of our Board. At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, demonstrate sound judgment and possesses the ability to effectively interact with other members of our Board to serve the long-term interests of our company and shareholders. In addition, the Nominating Committee may consider whether the nominee has direct experience in our industry or in the markets in which we operate and whether the nominee, if elected, assists in achieving a mix of Board members that represent a diversity of background and experience. The procedures to be followed by shareholders in submitting such recommendations are described below in the section entitled “Submission of Securities Holder Recommendations for Director Candidates.”

Independence of our Board of Directors

Under the OTCQX Marketplace listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by its board of directors. Our Board consults with our legal counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the OTCQX Marketplace, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and our company, our senior management and our independent auditors, our Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable rules of the OTCQX Marketplace: Mr. Goergen, Mr. Bash, Dr. Puri, and Mr. Williams. In making this determination, our Board found that none of the directors had a material or other disqualifying relationship with the Company.

Leadership Structure

Our Chief Executive Officer serves as the Chairman of the Board. We believe that this leadership structure is appropriate due to the nature of our business. Mr. Mihaylo’s experience in leadership positions throughout our company during his tenure, as well as his role in developing and executing the strategic plan, is critical to our future results. Mr. Mihaylo was able to utilize his in-depth knowledge and perspective gained in running our company to effectively and efficiently guide the full Board by recommending Board and committee meeting agendas, leading Board discussions on critical issues and creating a vital link among the Board, management and shareholders. Our Board believes this structure serves our shareholders by ensuring the development and implementation of our company’s strategies.

Risk Oversight

Our primary risk consists of managing our operations within the current environment of being a start-up hosted telecom service provider. Our Telecommunication Services segment products and services are sold nationwide and our success is dependent on that being managed effectively. In general, our Board, as a whole and also at the committee level, oversees our risk management activities. Our Board annually reviews management’s long-term strategic plan and the annual budget that results from that strategic planning process. Using that information, our Compensation Committee establishes both the short-term and long-term compensation programs that include all our executives (including the named executive officers). These compensation programs are ratified by our Board, as a whole. The compensation programs are designed to focus management on the performance metrics underlying the operations of the Company, while limiting risk exposure to our company. Our Board receives periodic updates from management on the status of our operations and performance (including updates outside of the normal Board meetings). Finally, as noted below, our Board is assisted by our Audit Committee in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Thus, in performing its risk oversight our Board establishes the performance metrics, monitors on a timely basis the achievement of those performance metrics, and oversees the mechanisms that report those performance metrics.

Code of Business Conduct

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. A copy of this code is posted on our website at www.crexendo.com. In the event that we amend or waive any of the provisions of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer, Chief Financial Officer, we intend to satisfy our disclosure obligations under Item 5.05 of Form 8-K by posting such information on our website.

Certain Relationships and Related Transactions

Our Audit Committee is responsible for review and, as it determines appropriate, approval or ratification of “related-party transactions” between our company and related persons or entities, other than executive compensation decisions which are addressed by our Compensation Committee. We have adopted policies and procedures that apply to any transaction or series of transactions in which our company or a subsidiary is a participant, the amount involved exceeds $10,000, and a related person or entity has a direct or indirect material interest. Our Audit Committee has determined that, barring additional facts or circumstances, a related person or entity does not have a direct or indirect material interest in any of the following categories of transactions:

●
any transaction with another company for which a related person’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s shares, if the amount involved does not exceed $10,000;
●
any charitable contribution, grant, or endowment by the company to a charitable organization, foundation, or university for which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the amount involved does not exceed $10,000;
●
compensation to directors, for service as directors, determined by our Board;
●
transactions in which all securities holders receive proportional benefits; or
●
banking-related services involving a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar service.

Transactions involving related persons or entities that are not included in one of the above categories are reviewed by our Audit Committee. Our Audit Committee determines whether the related person or entity has a material interest in a transaction and may approve, not approve or take other action with respect to the transaction in its discretion.

Stockholder Communications

Shareholders and other interested parties who wish to communicate with non-management directors of the Company should send their correspondences to: Crexendo Non-Management Directors, Crexendo, Inc., 1615 South 52nd Street, Tempe, Arizona 85281, or by email to nonmanagementdirectors@crexendo.com. All communications are forwarded directly to the appropriate non-management director.

Submission of Security Holder Recommendations for Director Candidates

All security holder recommendations for director candidates must be submitted in writing to the Secretary of our Company, Jeffrey G. Korn, at 1615 South 52nd Street, Tempe, Arizona 85281, who will forward all recommendations to the Nominating Committee. All security holder recommendations for director candidates must be submitted to our company not less than 120 calendar days prior to the date on which the company’s Proxy Statement was released to shareholders in connection with the previous year’s annual meeting of shareholders. All security holder recommendations for director candidates must include (1) the name and address of record of the security holder, (2) a representation that the security holder is a record holder of our security, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b), (2) of the Securities Exchange Act of 1934, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for directors approved by our Board from time to time, (5) a description of all arrangements or understandings between the security holder and the proposed director candidate, (6) the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the applicable proxy statement, and to serve as a director if elected, and (7) any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

DIRECTOR COMPENSATION

The annual pay package for non-employee directors is designed to attract and retain highly qualified professionals to represent our shareholders. We also reimburse our directors for travel, lodging and related expenses they incur on company-related business, including Board and committee meetings. In setting director compensation, we consider the amount of time that directors spend in fulfilling their duties to the Company as well as the skill level required by our directors. Directors who are also employees receive no additional compensation for serving on our Board. For the years ended December 31, 2017 and 2016, non-employee director compensation consisted of the following.

Cash Compensation.   For the year ended December 31, 2017, our non-employee directors received quarterly cash compensation of $2,500 per quarter following completion of the quarterly meetings, beginning with the first quarter of 2017. For the year ended December 31, 2016, our non-employee directors did not receive any cash compensation or option awards.

Stock Options and Restricted Shares.  On March 7, 2017, we granted to each non-employee director an option to purchase 10,000 shares of common stock at an exercise price of $1.56, which price was not less than 100% of the fair market value of an underlying share of common stock on the date of grant. Each such option was fully vested and exercisable on the date of grant. In conformity with accounting guidance, the option awards to our non-employee directors were valued using the Black-Scholes option-pricing model on the date of grant, which were valued at $0.76 per share.

The following table summarizes the compensation earned by and paid to our non-employee directors for the year ended December 31, 2017:

Director	Fees Earned or Paid in Cash	Option Awards (1)		All Other Compensation	Total
Todd Goergen	$7,500	7,631	(2)	-	$15,131
Jeffrey P. Bash	7,500	7,631	(4)	-	15,131
David Williams	7,500	7,631	(2)	-	15,131
Anil Puri	7,500	7,631	(3)	-	15,131

(1)
Represents the dollar amount of all option awards recognized for financial statement reporting purposes for the year ended December 31, 2017 in accordance with accounting guidance.  Estimates of forfeitures related to service-based vesting conditions have been disregarded. The assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2018.
(2)
As of December 31, 2017, each of Messrs. Goergen and Williams held unexercised options to purchase an aggregate of 115,000 shares of our common stock.
(3)
As of December 31, 2013, Dr. Puri held unexercised options to purchase an aggregate of 135,000 shares of our common stock.
(4)
As of December 31, 2017, Mr. Bash held unexercised options to purchase an aggregate of 75,000 shares of our common stock.

EXECUTIVE OFFICERS

The name, age, position and a brief account of the business experience of each of our executive officers as of May 7, 2018 are set forth below:

Name	Age	Position
Steven G. Mihaylo	74	Chief Executive Officer and Chairman of the Board
Doug Gaylor	52	Chief Operating Officer and President
Ron Vincent	42	Chief Financial Officer

Steven G. Mihaylo – Biographical information for Mr. Mihaylo is set forth above under “Board of Directors”

Doug Gaylor – Mr. Gaylor has served as our President and Chief Operating Officer (COO) since May 2012. Prior to ascending to the role of President, Mr. Gaylor was Vice President of Sales for the company, a position he held since joining the company in 2009. Mr. Gaylor’s 30+ years in the telecom industry has made him a subject matter expert in hosted telecom, network services, PBX and Key Systems, Call Centers, and Managed Services.

Prior to joining Crexendo, Mr. Gaylor held positions of increasing responsibility, culminating with the position of Sr. Vice President, at Inter-Tel/ Mitel where he was originally hired in 1987. Doug was responsible for overseeing the sales efforts in the Western United States where he was ultimately responsible for the activities of approximately 200 sales representatives. Under his leadership yearly sales for his region reached over $175 million annually. Doug holds a Bachelors of Arts in Communications from the University of Houston. He is an active Board Member for multiple non-profit organizations specializing in education and community support.

Ron Vincent – Mr. Vincent has served as our Chief Financial Officer since April 2012. Prior to joining the Company, Mr. Vincent was employed by Ernst & Young, LLP (EY), as an audit senior manager, which concluded his fourteen year professional career as an auditor. Mr. Vincent received a Bachelor of Science in Business from Indiana University (Bloomington), Kelly School of Business in 1998 and a Master of Business Administration degree from the University of Phoenix. Mr. Vincent is a licensed Certified Public Accountant in the state of Arizona.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

The overall objective of our executive compensation program is to help create long-term value for our shareholders by attracting and retaining talented executives, rewarding superior operating and financial performance, d aligning the long-term interests of our executives with those of our shareholders. Accordingly, our executive compensation program incorporates the following principles:

●
We believe that retaining experienced, competent, goal-oriented executives and minimizing executive turnover is in our shareholders’ best interests;
●
We believe that a portion of our executives’ compensation should be tied to measures of performance of our business as a whole and that such measures of performance should be non-discretionary;
●
We believe that a portion of our executives’ compensation should be tied to measures of performance within each executive’s specific job responsibilities and that those measures should be as non-discretionary as possible;
●
We believe that the interests of our executives should be linked with those of our shareholders through the risks and rewards of owning our common stock;
●
We believe that a meaningful portion of each executive’s long-term incentives, and merit increases will vary based upon individual performance;
●
We believe that each executive’s performance against corporate and individual objectives for the previous year should be periodically reviewed, and that the difficulty of achieving desired results in any particular year must be considered; and
●
We believe that we should consider the ability of each executive to support our long-term performance goals; as well as each executive’s ability to fulfill his or her management responsibilities and his or her ability to work with and contribute to our executive management team.

Executive Compensation Procedures

In conjunction with our efforts to achieve the executive compensation objectives and implement the underlying compensation principles described above, we follow the procedures described below:

Role of the Compensation Committee

The Compensation Committee periodically requests and receives survey data from our human resource department on the compensation levels and practices of companies that need executive officers with skills and experience similar to what we require, companies that are in the same or similar industries as us, and companies with market capitalizations and revenues similar to us. The Compensation Committee uses this broad based survey information as a check on whether our compensation packages are consistent with current industry practices and are at a level that will enable us to attract and retain capable executive officers. We did not retain the services of a compensation consulting firm in 2017 or 2016.

With respect to executives other than the Chief Executive Officer, the Compensation Committee seeks and receives recommendations from the Chief Executive Officer with respect to performance and appropriate levels of compensation. The Committee does not request or accept recommendations from the Chief Executive Officer concerning his own compensation.

The Compensation Committee’s conclusions and recommendations on the compensation packages for our executive officers are based on the total mix of information from the sources described above, as well as the Committee Members’ general knowledge of executive compensation practices and their personal evaluations of the likely effects of compensation levels and structure on the attainment of our business and financial objectives.

Each year, our senior management prepares a business plan and establishes goals for our company. The Compensation Committee reviews, modifies (if necessary), occasionally sets, and ultimately approves these goals, which are then incorporated into the company’s business plan. Periodically throughout the year, the Compensation Committee compares Company goals against actual circumstances and accomplishments. The Compensation Committee may revise the Company’s goals and business plan if they determine that circumstances warrant.

The Compensation Committee relies on its judgment in making compensation recommendations and decisions after reviewing our company’s overall performance and evaluating each executive’s performance against established goals, leadership ability, responsibilities within the company, and current compensation arrangements. The compensation program for NEOs and the Compensation Committee assessment process are designed to be flexible so as to better respond to the evolving business environment and individual circumstances.

The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee consisting of one or more members of the committee. In particular, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the committee who are (a) “Non-Employee Directors” for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time, and (b) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.

Elements of our Compensation Programs: What our Compensation Programs are Designed to Award and Why We Choose Each Element

Elements of Compensation.   We implement the executive compensation objectives and principles described above through the use of the following elements of compensation, each of which is described in greater detail below:

●
Base Salary

●
Stock Option Awards

●
Retirement Benefits

●
Other Personal Benefits

The Compensation Committee evaluates overall compensation levels for each NEO in relation to other executives within our company and in relation to the NEO’s prior year compensation. The Compensation Committee also considers competing offers made to NEOs, if any. The Compensation Committee considers each element of compensation collectively with the other elements when establishing the various forms and levels of compensation for each NEO. The Compensation Committee approves compensation programs which it believes are competitive with our peers, such that the combination of base pay and performance-based bonuses results in an aggregate rate of cash salary, bonus compensation, equity awards and other benefits for our NEOs within competitive market standards.

In determining long-term equity awards to executives, the Compensation Committee considers total equity awards available under the Plan, the number of equity awards to be granted to each executive in relation to other executives, the overall compensation objective for each executive, and the number and type of awards to executives in prior years.

Base Pay.  Base salaries of the NEOs are set at levels that the Compensation Committee believes are generally competitive with our market peers so as to attract, reward, and retain executive talent. The Compensation Committee may opt to pay higher or lower amounts depending on individual circumstances. The Compensation Committee sets the base pay of the Chief Executive Officer and the other NEOs. Annual adjustments are influenced by growth of our operations, revenues and profitability, individual performance, changes in responsibility, and other factors. The table below summarizes base pay for our NEOs as of December 31, 2017:

Name	Base Pay	Position
Steven G. Mihaylo	$-	Chief Executive Officer and Chairman of the Board
Doug Gaylor	$210,000	Chief Operating Officer and President
Ron Vincent	$157,500	Chief Financial Officer

Stock Option Awards.   The Compensation Committee grants discretionary, long-term equity awards to our NEOs under the Plan. These awards have historically been in the form of stock options. The Compensation Committee believes that stock option awards align the interests of NEOs with the interests of our shareholders and will incentivize the NEOs to provide stockholder value. The Compensation Committee believes that such grants provide long-term performance-based compensation, help retain executives through the vesting periods, and serve to align management and stockholder interests. In making awards under the Plan, the Compensation Committee considers grant size. Options vest only to the extent that the NEO remains a company employee through the applicable vesting dates, typically monthly over three - four years. We believe the three - four year vesting schedule assists in retaining executives and encourages the NEOs to focus on long-term performance.

We have granted stock options to our NEOs with an exercise price equal to the closing price per share on the date of the grant. We do not grant options with an exercise price below 100% of the trading price of the underlying shares of our common stock on the date of grant. Stock options only have a value to the extent the value of the underlying shares on the exercise date exceeds the exercise price. Accordingly, stock options provide compensation only if the underlying share price increases over the option term and the NEO’s employment continues with us until the vesting date.

In granting stock options to the NEOs, we also consider the impact of the grant on our financial performance, as determined in accordance with accounting guidance. For share-based equity awards, we record expense in accordance with accounting guidance. The amount of expense we record pursuant to accounting guidance may vary from the corresponding compensation value we use in determining the amount of the awards.

Retirement and Other Personal Benefits.   All of our NEOs receive similar retirement and other personal benefits. We sponsor the Crexendo, Inc. Retirement Savings Plan (the “401(k) Plan”) for eligible employees. Our NEOs participate in the 401(k) Plan. The 401(k) Plan is a broad-based, tax-qualified retirement plan under which eligible employees, including the NEOs, may make annual pre-tax salary reduction contributions, subject to the various limits imposed under the Internal Revenue Code of 1986, as amended (the “Code”).  We make matching contributions under the 401(k) Plan on behalf of eligible participants, including the NEOs, at the rate of 100% of the first one percent and 50% of each additional percentage of each participating NEO’s salary up to a six percent deferral, with a two-year vesting schedule for the matched portion. Matching contributions are not subject to non-discrimination requirements imposed by the Code. The 401(k) Plan is intended to help us attract and retain qualified executives through the offering of competitive employee benefits. We do not maintain any other pension or retirement plans for the NEOs.

We provide other traditional benefits and limited perquisites to our NEOs in order to achieve a competitive pay package as detailed in the Summary Compensation Table.  The Compensation Committee believes that these benefits, which are detailed in the Summary Compensation Table under the heading “All Other Compensation”, are reasonable, competitive, appropriate, and consistent with our overall executive compensation program. Other than our company’s contributions to the 401(k) Plan, these benefits consist principally of employer-paid premiums on health insurance, personal automobile reimbursements, and mobile phone communications charges.

Compensation of Steven G. Mihaylo, Chief Executive Officer.                                                                                                           Mr. Mihaylo is primarily responsible for investor relations activities and the general management of our NEOs. Mr. Mihaylo receives a small base salary to cover personal insurance premiums. Mr. Mihaylo does not participate in any non-equity incentive plans, but is eligible to receive stock option awards or other equity compensation. The Compensation Committee believes Mr. Mihaylo’s interests are directly aligned with the interests of our shareholders because of Mr. Mihaylo’s significant equity holdings in our company and his eligibility to participate in stock option awards or other equity compensation similar to Messrs. Gaylor and Vincent.

Compensation of Ronald Vincent, Chief Financial Officer. Mr. Vincent has general responsibility for our accounting, finance, and human resource functions. Mr. Vincent receives a base salary similar to the other NEOs. Mr. Vincent also receives retirement and other personal benefits similar to the other NEOs. Mr. Vincent receives stock options or other equity compensation similar to Messrs. Gaylor and Mihaylo.

Compensation of Doug Gaylor, President and Chief Operating Officer. Mr. Gaylor has general responsibility for our operations. Mr. Gaylor receives a base salary similar to the other NEOs. Mr. Gaylor also receives retirement and other personal benefits similar to the other NEOs. Mr. Gaylor receives stock options or other equity compensation similar to Messrs. Mihaylo and Vincent.

Deductibility of Executive Compensation.   Section 162(m) of the Code imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid to its chief executive officer during a tax year or to any of its three other most highly compensated executive officers who are still employed at the end of the tax year. The limit does not apply to compensation that meets the requirements of Code Section 162(m) for “qualified performance-based” compensation (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by the shareholders).

The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code. In certain situations, the Compensation Committee may approve compensation that will not meet the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for our executive officers. We do not have a stockholder approved non-equity incentive compensation plan. As a result, all bonus amounts paid to the NEOs do not constitute qualified performance-based compensation for purposes of Code Section 162(m). For the years ended December 31, 2017 and 2016, the compensation paid to the NEOs did not exceed the limitations imposed by Code Section 162(m).

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of our NEOs for the year ended December 31, 2017 (marked as “2017” in the year column), and for the year ended December 31, 2016 (marked as “2016” in the year column).

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	Non-Equity Incentive Plan	All Other Compensation	Total Compensation
Steven Mihaylo (3)	2017	$8,647	$-	$38,155	$-	$59,020	$105,822
Chief Executive Officer	2016	$3,616	$-	$-	$-	$-	$3,616

Ronald Vincent (2)	2017	$154,904	$-	$19,078	$-	$12,874	$186,856
Chief Financial Officer	2016	$150,000	$-	$-	$-	$12,702	$162,702

Doug Gaylor (2)	2017	$206,539	$-	$19,078	$-	$14,579	$240,196
Chief Operating Officer & President	2016	$200,000	$-	$-	$-	$14,016	$214,016

Jeffrey Korn (2)	2017	$-	$-	$-	$-	$-	$-
Former Chief Legal Officer	2016	$150,000	$-	$-	$-	$12,439	$162,439

(1)
The amounts shown in the “Stock Awards” and “Option Awards” column represent the aggregate grant date fair value of the options and restricted stock units granted to the NEOs, computed in accordance with accounting guidance.  Estimates of forfeitures related to service-based vesting conditions have been disregarded. The assumptions used in the calculation of these amounts are included in notes to our consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2018.
(2)
All other compensation for Messrs. Vincent, Gaylor, and Korn consists primarily of matching contributions to the 401(k) Plan, automobile allowance, and other miscellaneous benefits, none of which exceeded $10,000.
(3)
All other compensation for Messr. Mihaylo consists of stock option compensation from the exercise of in the money stock options.

Outstanding Equity Awards as of December 31, 2017

The table below provides information on the holdings of stock options by the NEOs as of December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities of Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Unites or Other Rights That Have Not Vested ($)
Steven Mihaylo	100,000	-	$7.69	2019-9-8	-	-
	70,322	-	$3.30	2020-7-16	-	-
	170,000	-	$5.90	2021-5-17	-	-
	191,678	-	$4.08	2022-3-1	-	-
	140,000	-	$3.19	2021-3-4	-	-
	3,000	-	$1.85	2022-1-5	-	-

Ronald Vincent	25,000	-	$3.55	2022-5-15	-	-
	50,000	-	$2.45	2023-3-18	-	-
	25,000	-	$3.19	2021-3-4	-	-
	75,000	-	$1.85	2022-1-5	-	-
	100,000	-	$1.11	2022-12-31	-	-
	25,000	-	$1.56	2024-3-7	-	-

Doug Gaylor	10,000	-	$7.12	2019-10-26	-	-
	10,000	-	$3.30	2020-7-16	-	-
	25,000	-	$5.90	2021-5-17	-	-
	25,000	-	$4.08	2022-3-1	-	-
	50,000	-	$3.55	2022-5-15	-	-
	34,369	-	$2.45	2023-3-18	-	-
	23,268	-	$3.19	2021-3-4	-	-
	33,333	-	$1.85	2022-1-5	-	-
	150,000	-	$1.11	2022-12-31	-	-
	25,000	-	$1.56	2024-3-7	-	-

Option Exercises and Stock Vested

The following table presents information about the exercise of Stock Options by NEOs during the years ended December 31, 2017 and 2016.

		Option Awards		Stock Awards
Name	Year	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on exercise (#)	Value realized on exercise ($)
Steven Mihaylo	2017	607,000	$59,020	-	-

Equity Compensation Plan Information

The following table presents information about our common stock that was issuable upon the exercise of options, warrants and rights under existing equity compensation plans as of December 31, 2017.

Plan Category	Number of Securities To Be Issued Upon Exercise Of Outstanding Options	Weighted-average Exercise Price Of Outstanding Options	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)
	(a)	(b)	( C)
Equity Compensation Plans Approved By Securities Holders	3,648,939	$2.61	1,975,470(1)
Equity Compensation Plans Not Approved By Securities Holders	-	-	-
Total	3,648,939	$2.61	1,975,470

(1)
During the period of January 1, 2018 through May 7, 2018, 95,850 stock options were forfeited by employees, 11,855 stock options expired, 10,387 stock options were exercised, and 273,000 stock options were granted to employees. Consequently, as of May 7, 2018, we had 1,810,175 shares of our common stock available for issuance under the Plans.

Potential Payments upon Termination or Change-in-Control

Acceleration of Vesting of Options and Other Stock Awards upon Change in Control.   All outstanding stock options awarded to the NEOs become fully vested upon a “change in control,” without regard to whether the NEO terminates employment in connection with or following the change in control.

If a change in control results in acceleration of vesting of an NEO’s otherwise unvested stock options and other stock awards, and if the value of such acceleration exceeds 2.99 times the NEO’s average W-2 compensation from employment with the company for the five taxable years preceding the year of the change in control (the “Base Period Amount”), the acceleration would result in an excess parachute payment under Code Section 280G equal to the value of such acceleration which is in excess of the NEO’s average W-2 compensation from employment with the company for the five taxable years preceding the year of the change in control.  An NEO would be subject to a 20% excise tax under Code Section 4999 on any such excess parachute payment and we would be unable to deduct the excess parachute payment.

ADDITIONAL INFORMATION

Annual Report

Our Annual Report on Form 10-K for the year ended December 31, 2017 is enclosed herewith. Additional copies of such report are available, without charge, upon request. For additional copies please write to 1615 South 52nd Street, Tempe, AZ, 85281, Attn: Investor Relations, telephone: (602) 714-8500.

Additional Materials

A copy of this proxy statement has been filed with the SEC. You may read and copy this proxy statement at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this proxy statement by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including the company, that file electronically with the SEC. The address of the SEC’s Internet website is www.sec.gov.

Delivery of Documents to Shareholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our 2017 annual report to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2017 annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this proxy statement and annual report, now or in the future, should submit this request by writing to Crexendo, Inc., 1615 South 52nd Street, Tempe, AZ, 85281, Attn: Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

Electronic Access to Proxy Statement and Annual Report

This proxy statement and our 2017 annual report may be viewed online at www.crexendo.com under the Investors tab, SEC Filings. If you are a stockholder of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form or by following the instructions provided if you vote by Internet or by telephone. If you choose this option, you will receive a proxy form listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Stockholder Proposals for Action at Our Next Annual Meeting

Any stockholder who wishes to present any proposal for stockholder action at the 2019 annual meeting of shareholders must send the proposal to our Secretary. The proposal must be received by our Secretary, at our offices, no later than February 22, 2018 in order to be included in our proxy statement. Such proposals should be addressed to the Corporate Secretary, Crexendo, Inc., 1615 South 52nd Street, Tempe, AZ, 85281. If a stockholder proposal is introduced at the 2018 annual meeting of shareholders without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before 45 days before the date the proxy is mailed or sent, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the annual meeting of shareholders, then proxies received by us for that annual meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

Other Matters

As of the date of this statement, our Board does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

* * *

By Order of the Directors /s/ Jeffrey G. Korn Jeffrey G. Korn, Secretary Dated: May 8, 2018

CREXENDO, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 22, 2018 AT 2 PM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, being a stockholder of Crexendo, Inc., hereby authorizes Jeffrey G. Korn, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of Crexendo to be held at Crexendo, Inc., 1615 South 52nd Street, Tempe, AZ, 85281 on June 22, 2018, at 2:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the Meeting and upon such other matters as may properly come before the Meeting. This proxy may be revoked at any time before it is exercised.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CXDO
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OFCREXENDO, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to ratify the appointment of Urish Popeck & CO., LLC as our independent registered public accounting firm for our year ending December 31, 2018.	☐	☐	☐
CONTROL ID:
REQUEST ID:
Proposal 2
To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
The Board of Directors recommends a vote “FOR” proposal 1.
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
________________________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)